AMERICAN STOCK TRANSFER & TRUST COMPANY
40 WALL STREET
NEW YORK, NEW YORK 10005

                                   BULK RATE
                                  U.S. POSTAGE
                                      PAID
                               STATEN ISLAND, NY
                                   PERMIT NO.
                                      169
                                                                SBWANNUAL 10/99

              ------------------------------------------------------------------
                                                    SALOMON BROTHERS
                                                    WORLDWIDE INCOME FUND INC

                                                   ANNUAL REPORT
                                                   OCTOBER 31, 1999

                                           -------------------------------------
                                               SALOMON BROTHERS ASSET MANAGEMENT
                                               ---------------------------------

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

November 9, 1999

Dear Shareholders:

We are pleased to provide you with this annual report for the Salomon Brothers Worldwide Income Fund Inc. (the "Fund") as of October 31, 1999. Included in this report are an analysis of the Fund's performance versus its benchmarks and its peer group, a commentary on the emerging debt markets and U.S. high-yield market, a listing of the Fund's investments as of October 31, 1999 and financial statements for the year ended October 31, 1999.

During the 12 months ended October 31, 1999, the net asset value of the Fund increased from $9.70 per share at October 31, 1998 to $11.77 per share at October 31, 1999. Dividends of $1.82 per share were declared during the period. Assuming reinvestments of these dividends in additional shares of the Fund, the total rate of return based on the net asset value for the 12-month period was 43.98%. During the same period, the JP Morgan Emerging Markets Bond Index Plus ("EMBI+"), a standard measure of return for the emerging debt markets, returned 19.98% and the Salomon Smith Barney High-Yield Market Index returned 4.24%. The Fund's performance was the result of several factors, which we will highlight below.

EMERGING MARKETS DEBT SECURITIES

The Fund's fiscal year opened in the aftermath of the Russian debt crisis of 1998. The debt securities of market issuers staged a modest recovery in November but declined slightly in December 1998. This gradual stabilization was due largely to monetary easing by the U.S. Federal Reserve Board ("Fed") and U.S. Congressional approval of funding for the International Monetary Fund ("IMF"). The agreement, as well as a lack of forced selling by non-dedicated investors, caused the market to rise from September through the end of the year. In January 1999, the market again traded down due to concerns over the Brazilian devaluation of its local currency, which led to investors demanding a higher risk premium from emerging markets debt.

Despite the market's turmoil at the beginning of the Fund's fiscal year and worries stemming from Brazil's currency devaluation, global contagion was not as extensive as might have been expected. This relative calm was due to a number of positive world events, including the Fed monetary easing, congressional funding for the IMF and a reduction in leverage dedicated to credit risk investments.

The Fed raised interest rates by 50 basis points during 1999 in response to the ongoing strength of the U.S. economy. The process of anticipating these two 25-basis-point rate increases influenced bond market investors worldwide and also impacted emerging markets debt. The Fed has emphasized its commitment to price stability and its governors have made a number of public speeches outlining their concerns. This high-profile approach on the part of

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

the Fed has increased the bond market's focus on the U.S. economy and the outlook for increases in rates.

The following is a brief description of developments in key countries over the past 12 months:

BRAZIL   As mentioned previously, the most notable event to occur in Brazil during the period was the devaluation of its currency, the Real, in January. The devaluation caused spillover throughout Latin America, but the deterioration in market sentiment was short lived. Brazil's recovery from the effects of its January currency devaluation continues to be impressive. Brazil has exceeded the fiscal targets outlined in its IMF agreement for the first six months of 1999. In addition, employment rates and inflation levels have exceeded projections and underscores the progress Brazil is making in reforming its economy. One very compelling example of Brazil's progress in 1999 is the change in the overnight borrowing rate set by the Central Bank. In an effort to stabilize the currency and prevent an inflationary spike, the Central Bank set the overnight rate at 45% after the devaluation in January. That rate has been gradually reduced over the ensuing months. The current overnight borrowing rate is 19.0%.

Brazil continues to have an ambitious structural reform agenda, which includes changes to the taxation and social security schemes. Despite recent political noise, the working relationship between the administration and Congress remains intact and we expect further positive developments on these important initiatives in 2000. Brazil returned 27.60% in the 12 months ended October 31, 1999. Our portfolio is slightly underweighted in Brazil, the second largest component of the Index after Argentina.

ECUADOR   In a development with potentially negative implications for all emerging markets, Ecuador defaulted on the $96 million coupon payment on its Brady bonds due on August 31, 1999. In addition, Ecuador also announced plans to restructure $6 billion of its outstanding Brady debt. Any restructuring is expected to take considerable time and involve a number of parties including the Ecuadorian government and Congress, the IMF and international investors. It is too early to make a definite determination of value in Ecuador until a firm restructuring proposal is presented.

MEXICO   Mexico remains a safe-haven investment in the emerging markets universe. It is the only major Latin American country that has not been in recession in 1999. Its political and economic leadership is very solid and its need for external financing is quite low. We expect a smooth transition to new leadership in the upcoming presidential election, the most open election in Mexico's history.

VENEZUELA   Venezuela was the second-best-performing emerging markets debt issuer in the Index over the past 12 months, returning 36.23%. The presidential race in November resulted in a decisive victory for Hugo Chavez, who won 56% of the vote. This was the largest victory in 15 years and a clear mandate for change. Although a controversial figure prior to the election, Chavez seems to be softening his views with regard to a major shift in economic

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

policy, indicating that he is a proponent of continuing a dialogue with the IMF and the current "shadow program." The Constituent Assembly, a key element of President Chavez's plan to reform the Venezuelan political system, was elected in July. In a stunning development, 91% of the seats were won by allies of President Chavez. The agenda for the Assembly revolves around the drafting of a new constitution for Venezuela. This document will have important implications for the future of external capital investment in Venezuela. We believe the political agenda will take precedence over any economic issues during the balance of 1999 as the new constitution is reviewed and ratified. Oil prices at current levels are giving Venezuela the economic flexibility to address the constitutional changes. We have been substantially overweighted in Venezuela, a position which contributed significantly to our performance.

RUSSIA   Russia was the best-performing country in the Index over the past 12 months, returning 69.51%. The country continues to work with the IMF on an expanded financing package. Spokesmen for the IMF indicated pleasant surprise at the status of Russia's macroeconomic reforms. On the political front, Kremlin intrigue continues as the Duma elections in December and the presidential election in June 2000 approach. Prime Minister Stepashin was fired by President Yeltsin and replaced by Vladimir Putin, the fifth Russian prime minister in 17 months. The upcoming Duma elections and the dialogue with the IMF will likely keep volatility in Russia high over the next few months.

MOROCCO   King Hassan II died after 38 years on the throne. He has been replaced by his eldest son, King Mohammed VI. We expect the policies that have made Morocco a steadily improving credit will be continued by the new king. In another important development in Morocco, a cellular telephone license has been awarded to Telefonica for a price of $1.1 billion and a commitment to spend an additional $700 million developing the network. The proceeds from this sale will be used to fund a variety of government initiatives in Morocco.

OUTLOOK

Our outlook for emerging markets debt is positive based upon the current spread level of approximately 975 basis points over Treasuries. The economic rebound in Asia and the apparent bottoming of the recession in many Latin American countries points to an improving macroeconomic environment for emerging countries. We expect the market to remain volatile but believe that at current spread levels, we are being well compensated for this price risk.

U.S. HIGH-YIELD SECURITIES

The U.S. high-yield market returned 4.24% for the Fund's fiscal year, as measured by the Salomon Smith Barney High-Yield Market Index. The high-yield market benefited from a strong economy and a booming U.S. equity market during the first half of the fiscal year, but

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

retraced a significant portion of its first-half gains during the second half of the fiscal year due to:

1. a backup in U.S. Treasuries due to concerns about rising inflation;

2. sustained mutual fund outflows;

3. a heavy new-issue calendar;

4. a reduction in broker/dealer liquidity;

5. a volatile equity market; and

6. a rise in default rates, especially among marginal commodity producers.

For the period, the high-yield market's top performers included basic industries, such as metals/mining, containers, chemicals and paper & forest products, driven by a sustained recovery in commodity prices, the less cyclical gaming and utilities sectors, telecommunications, cable & media and publishing, which were driven by mergers & acquisitions activity, and banking. The worst performers included health care, due to the industry's troubles with the recently imposed Medicare reimbursement system, textile/apparel, which is suffering from cheaper imports, services/other and consumer products on earnings concerns at selected issuers, and leisure/lodging, retail, restaurants and transportation.

On October 31, 1999, the high-yield market was yielding 11.56%, up from 11.11% at the beginning of the fiscal year. The excess yield over Treasuries was 5.59%, down from 6.64% at fiscal 1998 year-end.

Going forward, we expect the high-yield market to suffer continued volatility through the end of the calendar year as the financial markets focus on inflation, interest rate, credit and Y2K concerns, and broker/dealers and investors withhold committing cash to the market. Early in the new calendar year, we expect that at least some of these issues will be settled, which should result in improved liquidity for the market.

In a continuing effort to provide timely information concerning Salomon Brothers Worldwide Income Fund Inc., shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. EST for the Fund's current net asset value, market price and other information regarding the Fund's portfolio holdings and allocations. For information concerning your SBW stock account, please call American Stock Transfer & Trust Company at 1-800-937-5449 (1-718-921-8200 if you are calling from within New York City).

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

All of us at Salomon Brothers Asset Management appreciate the confidence you have demonstrated in the past and hope to continue to serve you in the future years.

Sincerely,

/s/ Heath B. McLendon
Heath B. McLendon
Chairman and President

/s/ Peter J. Wilby                                           /s/ Beth A. Semmel
Peter J. Wilby                                               Beth A. Semmel
Executive Vice President                                     Executive Vice President

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS

October 31, 1999

             PRINCIPAL
               AMOUNT
               (000)                         SOVEREIGN BONDS(e) -- 114.0%                                          VALUE
----------------------------------------------------------------------------------------------------------------------------
                                             ARGENTINA -- 17.2%
                                             Republic of Argentina:
         US$                   3,000         14.250%, 11/30/02(a)........................................       $  2,865,000
                                 200         BONOS, 6.000%, 3/31/23(a)...................................            152,000
                               7,040         FRB, Bearer, 6.8125%, 3/31/05(a)............................          6,249,760
         ARS                   1,950         Global Bond, 8.750%, 7/10/02................................          1,691,445
         US$                   1,500         Global Bond, zero coupon, 10/15/03..........................            995,625
                               3,150         Global Bond, zero coupon, 10/15/04..........................          1,862,437
                               3,050         Global Bond, 9.164%, 4/10/05(a).............................          2,714,500
                               5,855         Global Bond, 11.000%, 12/4/05...............................          5,598,844
                               2,425         Global Bond, 11.750%, 4/7/09................................          2,386,200
                               1,425         Global Bond, 11.375%, 1/30/17...............................          1,368,000
                                                                                                                ------------
                                                                                                                  25,883,811
                                                                                                                ------------
                                             BRAZIL -- 18.9%
                                             Federal Republic of Brazil:
                              10,916         C Bond, 8.000%, 4/15/14(b)..................................          7,320,734
                               3,250         NMB, Series L, 7.000%, 4/15/09(a)...........................          2,398,411
                               8,100         DCB, Series L, 7.000%, 4/15/12(a)...........................          5,305,500
                               3,175         DCB, Bearer, Series L, 7.000%, 4/15/12(a)...................          2,079,625
                               3,000         FLIRB, Series L, 5.000%, 4/15/09(a).........................          2,017,500
                               8,937         Global Bond, 14.500%, 10/15/09..............................          9,267,669
                                                                                                                ------------
                                                                                                                  28,389,439
                                                                                                                ------------
                                             BULGARIA -- 6.3%
                              14,000         Republic of Bulgaria, FLIRB, Series A, 2.750%, 7/28/12(a)...          9,450,000
                                                                                                                ------------
                                             COLOMBIA -- 6.7%
                                             Republic of Colombia:
                               2,750         7.270%, 6/15/03(d)..........................................          2,447,500
                               2,750         10.875%, 3/9/04.............................................          2,763,750
                               3,050         12.471%, 8/13/05(a).........................................          2,867,000
                               2,650         Global Bond, 8.375%, 2/15/27................................          1,954,375
                                                                                                                ------------
                                                                                                                  10,032,625
                                                                                                                ------------
                                             COSTA RICA -- 4.7%
                               8,500         Costa Rica, Principal Bond, Series B, 6.25%, 5/21/15........          7,097,500
                                                                                                                ------------
                                             CROATIA -- 5.2%
                               3,678         Croatia Government, Series B, 6.45625, 7/31/06(a)...........          3,158,589
                               5,750         Croatia Government, Series A, 6.45625%, 7/31/10(a)..........          4,707,812
                                                                                                                ------------
                                                                                                                   7,866,401
                                                                                                                ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (continued)

October 31, 1999


             PRINCIPAL
               AMOUNT
               (000)                         SOVEREIGN BONDS(e) (CONTINUED)                                        VALUE
----------------------------------------------------------------------------------------------------------------------------
                                             ECUADOR -- 1.6%
         US$                   6,450         Republic of Ecuador, Discount, 6.000%, 2/28/25(a)(g)........       $  2,426,813
                                                                                                                ------------
                                             IVORY COAST -- 1.5%
                               8,550         Ivory Coast, FLIRB, 2.00%, 3/31/18(a).......................          2,180,250
                                                                                                                ------------
                                             MEXICO -- 14.8%
                                             United Mexican States:
                               2,750         Discount Bond, Series A, 6.9325%, 12/31/19 (issued with
                                             value recovery rights)(a)...................................          2,408,828
                               1,600         Discount Bond, Series B, 6.9425%, 12/31/19 (issued with
                                             value recovery rights)(a)...................................          1,401,500
                                 750         Global Bond, 10.375%, 2/17/09...............................            764,062
                               6,675         Global Bond, 11.375%, 9/15/16...............................          7,150,594
                               2,220         Global Bond, 11.500%, 5/15/26...............................          2,481,960
                               6,650         Par Bond, Series W-A, 6.250%, 12/31/19 (issued with value
                                             recovery rights)............................................          4,983,344
                               4,000         Par Bond, Series W-B, 6.250%, 12/31/19 (issued with value
                                             recovery rights)............................................          2,997,500
                                                                                                                ------------
                                                                                                                  22,187,788
                                                                                                                ------------
                                             PANAMA -- 2.8%
                                             Republic of Panama:
                               1,500         Global Bond, 9.375%, 4/1/29.................................          1,419,375
                               2,000         IRB, 4.250%, 7/17/14(a).....................................          1,498,750
                               1,617         PDI Bond, 6.500%, 7/17/16(a),(b)............................          1,218,098
                                                                                                                ------------
                                                                                                                   4,136,223
                                                                                                                ------------
                                             PERU -- 5.3%
                              12,575         Republic of Peru, PDI Bond, 4.500%, 3/07/17(a)..............          7,882,953
                                                                                                                ------------
                                             PHILIPPINES -- 5.2%
                                             Republic of Philippines, Global Bond:
                               3,950         9.875%, 1/15/19.............................................          3,836,438
                               3,868         9.500%, 10/21/24............................................          3,950,195
                                                                                                                ------------
                                                                                                                   7,786,633
                                                                                                                ------------
                                             POLAND -- 0.7%
                               1,201         Republic of Poland, PDI Bond, 5.000%, 10/27/14(a)...........          1,066,638
                                                                                                                ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (continued)

October 31, 1999


             PRINCIPAL
               AMOUNT
               (000)                         SOVEREIGN BONDS(e) (CONCLUDED)                                        VALUE
----------------------------------------------------------------------------------------------------------------------------
                                             RUSSIA -- 6.9%
                                             Russia:
         US$                     625         Federation, 11.750%, 6/10/03................................       $    382,812
                              18,125         Federation, 12.750%, 6/24/28................................         10,036,719
                                                                                                                ------------
                                                                                                                  10,419,531
                                                                                                                ------------
                                             SOUTH KOREA -- 0.5%
                                 750         Export-Import Bank of Korea, Global Bond, 7.625%, 10/1/02...            750,000
                                                                                                                ------------
                                             URUGUAY -- 1.2%
                               1,974         Uruguay, DCB, Series B, 6.500%, 2/19/07(a)..................          1,855,263
                                                                                                                ------------
                                             VENEZUELA -- 14.5%
                                             Republic of Venezuela:
                               2,631         DCB, Series DL, 6.3125%, 12/18/07(a)........................          2,117,907
                              17,679         FLIRB, Series A, 6.875%, 3/31/07(a).........................         14,098,631
                               6,075         Global Bond, 13.625%, 8/15/18...............................          5,573,813
                                                                                                                ------------
                                                                                                                  21,790,351
                                                                                                                ------------

                                             TOTAL SOVEREIGN BONDS (cost $164,119,200)...................        171,202,219
                                                                                                                ------------
                                             LOAN PARTICIPATIONS(c)(e) -- 11.9%
----------------------------------------------------------------------------------------------------------------------------
                                             The People's Democratic Republic of Algeria:
                                 932         Tranche A, 6.8125%, 3/4/00 (Chase Manhattan)(a).............            920,170
                               3,591         Tranche 1, 6.8125%, 9/4/06 (Chase Manhattan)(a).............          2,648,295
                               5,000         Tranche 3, 7.500%, 3/4/10 (Chase Manhattan)(a)..............          3,450,000
                                             Government of Jamaica,
                                 111         Tranche A, 7.000%, 10/15/00 (Chase Manhattan)(a)............            104,417
                                             Kingdom of Morocco:
         Yen                 376,424         Tranche A, 3.0175%, 1/1/09 (Goldman Sachs)(a)...............          2,843,353
         US$                   7,941           Tranche B, 5.90625%, 1/1/04 (Morgan Stanley Emerging
                                                 Markets Inc., Bankers Trust)(a).........................          7,303,894
                                             Russia,
                               7,100           Principal Loan, 12/15/20
                                                 (JP Morgan)(f)(g).......................................            652,313
                                                                                                                ------------

                                             TOTAL LOAN PARTICIPATIONS (cost $19,014,837)................         17,922,442
                                                                                                                ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (continued)

October 31, 1999

             PRINCIPAL
               AMOUNT
               (000)                         CORPORATE BONDS(e) -- 7.6%                                            VALUE
----------------------------------------------------------------------------------------------------------------------------
                                             Brazil:
         US$                   2,000         Companhia Energetica De Sao Paul, 9.125% until 6/26/02
                                             (9.625% thereafter), 6/26/07................................       $  1,770,000
                               3,000         Tjiwi Kimia International Finance Company B.V., 10.000%,
                                             8/1/04......................................................          1,980,000
                                             Mexico:
                               2,000         Grupo Industrial Durango, 12.000%, 7/15/01..................          1,982,500
                               1,000         Hylsa S.A. de C.V., 9.250%, 9/15/07.........................            775,000
                               3,000         TFM Sa De Cv, Zero Coupon until 6/15/02 (11.750%,
                                             thereafter), 6/15/09........................................          1,740,000
                               4,825         United States:
                                             Jordan Industries, Inc., Zero Coupon until 4/01/02 (11.750%
                                               thereafter), 4/1/09.......................................          3,100,165
                                                                                                                ------------

                                             TOTAL CORPORATE BONDS (cost $13,909,421)....................         11,347,665
                                                                                                                ------------
                                             WARRANTS(e)(f) -- 1.9%
----------------------------------------------------------------------------------------------------------------------------
                      8,700 warrants         Republic of Argentina (Exercise price of 93.30% plus accrued
                                               interest per $1,000 bonds expiring 12/3/99)...............             19,575
                     40,788 warrants         United Mexican States (Exchangeable into Mexican Global
                                               Bonds, expiring on 2/18/00)...............................          2,834,766
                                                                                                                ------------

                                             TOTAL WARRANTS (cost $1,835,619)............................          2,854,341
                                                                                                                ------------
                                             PURCHASED PUT OPTIONS(f) -- 0.0%
----------------------------------------------------------------------------------------------------------------------------
                    67,500 contracts         Hong Kong Dollar, Exercise Price 7.8025HKD, expires
                                             1/20/00.....................................................             25,582
                    32,300 contracts         Hong Kong Dollar, Exercise Price 7.8165HKD, expires
                                             1/26/00.....................................................                  0
                                                                                                                ------------

                                             TOTAL PURCHASED PUT OPTIONS (cost $808,127).................             25,582
                                                                                                                ------------
                                             REPURCHASE AGREEMENT -- 0.2%
----------------------------------------------------------------------------------------------------------------------------
                                 255         State Street Bank & Trust, 5.180% due 11/1/99; Proceeds at
                                               maturity-$255,110; (Fully collateralized by U.S. Treasury
                                               Bonds, 12.000% due 8/15/13; Market Value $263,625) (cost
                                               $255,000).................................................            255,000
                                                                                                                ------------

                                             TOTAL INVESTMENTS -- 135.6% (cost $199,942,204).............        203,607,249
                                                                                                                ------------

                                             LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS -- (35.6)%...        (53,423,588)
                                                                                                                ------------
                                             NET ASSETS -- 100.0%
                                             (equivalent to $11.77 per share on 12,762,580 common shares
                                               outstanding)..............................................       $150,183,661
                                                                                                                ============

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (concluded)

October 31, 1999

--------------------------------------------------------------------------------

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT OCTOBER 31, 1999:

                          CONTRACTS       IN EXCHANGE     CONTRACTS AT    DELIVERY     UNREALIZED
                         TO DELIVER           FOR            VALUE          DATE      APPRECIATION
                         ----------       -----------     ------------    --------    ------------
Sale.................  Yen 345,500,000    US$3,044,053    US$3,313,990    11/2/99      (269,937)

 (a) Rate shown reflects current rate on variable rate instrument or instrument with step coupon rates.

 (b) Payment-in-kind security for which part of the income earned is capitalized as additional principal.

 (c) Participation interests were acquired through the financial institutions indicated parenthetically.

 (d) Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.

 (e) Security is segregated as collateral pursuant to a loan agreement.

 (f) Non-income producing security.

 (g) Security is currently in default.

   C Bond  --   Capitalization Bond
      DCB  --   Debt Conversion Bond.
    FLIRB  --   Front Loaded Interest Reduction Bond.
      FRB  --   Floating Rate Bond.
      IRB  --   Interest Reduction Bond.
      NMB  --   New Money Bond.
      PDI  --   Past Due Interest.

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES

October 31, 1999

ASSETS
Investments, at value (cost -- $199,942,204)................  $203,607,249
Receivable for investments sold.............................     7,376,376
Interest receivable.........................................     4,189,082
Cash........................................................           667
Prepaid expenses............................................        11,005
                                                              ------------
        Total assets........................................   215,184,379
                                                              ------------
LIABILITIES
Loan payable(Note 5)........................................    60,000,000
Accrued interest expense on loan(Note 5)....................       837,520
Payable for investments purchased...........................     3,445,380
Accrued expenses............................................       319,332
Net unrealized depreciation on forward foreign currency
  contracts.................................................       269,937
Accrued management Fee......................................       110,049
Accrued administration......................................        18,500
                                                              ------------
        Total liabilities...................................    65,000,718
                                                              ------------
NET ASSETS
Common Stock ($.001 par value, authorized 100,000,000;
  12,762,580 shares outstanding)............................        12,763
Additional paid-in capital..................................   177,804,801
Undistributed net investment income.........................     3,237,603
Accumulated net realized loss on investments................   (34,269,932)
Net unrealized appreciation on investments and foreign
  currency translations.....................................     3,398,426
                                                              ------------
        Net assets..........................................  $150,183,661
                                                              ------------
NET ASSET VALUE PER SHARE ($150,183,661 / 12,762,580
  shares)...................................................  $      11.77
                                                              ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS

For the Year Ended October 31, 1999

NET INVESTMENT INCOME
    INCOME
        Interest............................................                $27,857,609
    EXPENSES
        Interest on loan....................................  $ 3,926,606
        Management fee......................................    1,232,488
        Administration fee..................................      205,415
        Custody fee.........................................      105,000
        Printing and mailing fees...........................       50,000
        Legal fee...........................................       46,000
        Accounting fee......................................       62,000
        Audit & Tax fees....................................       58,000
        Transfer Agent fees.................................       41,975
        Registration fees...................................       24,195
        Directors' fees & expenses..........................       32,850
        Amortization of deferred organization expense.......        3,582
        Other...............................................        8,516
                                                              -----------
                                                                              5,796,627
                                                                            -----------
    Net Investment Income...................................                 22,060,982
                                                                            -----------
NET REALIZED GAIN/(LOSS) ON:
        Investments.........................................  (15,010,792)
        Foreign Currency Transactions.......................       51,568   (14,959,224)
                                                              -----------   -----------
CHANGE IN NET UNREALIZED APPRECIATION ON:
        Investments.........................................   42,627,226
        Translation of Foreign Denominated Assets and
        Liabilities.........................................     (252,607)   42,374,619
                                                              -----------   -----------
Net Realized Loss and Change in Net Unrealized
  Appreciation..............................................                 27,415,395
                                                                            -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS..................                $49,476,377
                                                                            -----------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                                  YEAR ENDED         YEAR ENDED
                                                                 OCTOBER 31,        OCTOBER 31,
                                                                     1999               1998
--------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net investment income...................................     $ 22,060,982       $ 23,671,782
    Net realized loss on investments........................      (14,959,224)       (18,669,880)
    Change in net unrealized appreciation...................       42,374,619        (46,797,908)
                                                                 ------------       ------------
    Net increase (decrease) in net assets from operations...       49,476,377        (41,796,006)
                                                                 ------------       ------------
DIVIDENDS
    From capital gains......................................               --        (21,074,711)
    From net investment income..............................      (23,109,802)       (12,547,816)
                                                                 ------------       ------------
                                                                  (23,109,802)       (33,622,527)
                                                                 ------------       ------------
CAPITAL SHARE TRANSACTIONS
    Proceeds from shares issued in reinvestment of dividends
      (89,382 and 16,065 shares issued respectively)........          940,355            155,564
                                                                 ------------       ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS.....................       27,306,930        (75,262,969)
                                                                 ------------       ------------
NET ASSETS
    Beginning of period.....................................      122,876,731        198,139,700
                                                                 ------------       ------------
    End of period(includes undistributed net investment
      income of $3,237,603 and $4,234,147 respectively).....     $150,183,661       $122,876,731
                                                                 ------------       ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
STATEMENT OF CASH FLOWS

For the Year Ended October 31, 1999

CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
    Purchases of long-term portfolio investments and options
     on investments.........................................     $(152,343,181)
    Proceeds from disposition of long-term portfolio
     investments, options on investments and principal
     paydowns...............................................       159,588,470
    Net purchases of short-term portfolio investments.......          (255,000)
                                                                 -------------
                                                                     6,990,289
    Net investment income...................................        22,060,982
    Accretion of discount on investments....................        (7,423,156)
    Interest on payment-in-kind bonds.......................          (546,315)
    Amortization of organization expenses...................             3,582
    Net change in receivables/payables related to
     operations.............................................         1,707,042
                                                                 -------------
        Net cash flows provided by operating activities.....        22,792,424
                                                                 -------------
CASH FLOWS USED FOR FINANCING ACTIVITIES:
    Proceeds from shares issued in reinvestment of
     dividends..............................................           940,355
    Cash distributions paid.................................       (23,109,802)
                                                                 -------------
        Net cash used for financing activities..............       (22,169,447)
                                                                 -------------
Net increase in cash........................................           622,977
Cash at beginning of period.................................          (622,310)
                                                                 -------------
Cash at end of period.......................................     $         667
                                                                 -------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION

The Salomon Brothers Worldwide Income Fund Inc (the "Fund") was incorporated in Maryland on October 21, 1993 and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund commenced operations on December 31, 1993. The Fund seeks to maintain a high level of current income by investing primarily in a portfolio of high-yield foreign sovereign debt securities and high-yield non-U.S. and U.S. corporate debt securities. As a secondary objective, the Fund seeks capital appreciation.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITIES VALUATION.   In valuing the Fund's assets, all securities for which
market quotations are readily available are valued (except as described below)
(i) at the last sales price prior to the time of determination if there was a sales price on the date of determination, (ii) at the mean between the last current bid and asked prices if there was no sales price on such date and bid and asked quotations are available and (iii) at the bid price if there was no sales price on such date and only bid quotations are available. Publicly traded sovereign bonds are typically traded internationally in the over-the-counter market and will be valued at the mean between the last current bid and asked price as of the close of business of that market. However, where the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term investments having a maturity of 60 days or less are valued at amortized cost which approximates market value. Securities for which reliable quotations are not readily available are valued at fair value as determined in good faith by, or under procedures established by the Board of Directors.

REPURCHASE AGREEMENTS.   When entering into repurchase agreements, it is the
Fund's policy that its custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

FOREIGN CURRENCY TRANSLATION.   The books and records of the Fund are maintained
in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities -- at the 12:00 noon rate of exchange reported by Reuters;

(ii) purchases and sales of investment securities, income and expenses -- at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period.

Net realized gains on foreign currency transactions represent net foreign exchange gains from disposition of foreign currency, gains or losses realized between the trade and settlement dates on security transactions, and the difference between amounts of interest recorded on the Fund's books and the U.S. dollar equivalent amounts actually received. Net currency gains and losses from valuing foreign currency denominated assets, except portfolio securities, and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation on investments and foreign currency translation.

FORWARD CURRENCY CONTRACTS.   A forward currency contract ("forward contract")
is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The contracts are valued on each valuation date at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments and foreign currencies. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery. This gain or loss, if any, is included in net realized gain (loss) on foreign currency transactions.

CASH FLOW INFORMATION.   The Fund invests in securities and distributes
dividends and distributions from net investment income and from net realized gains which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows.

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and amortizing discounts or premiums on debt obligations. For the year ended October 31, 1999, the Fund paid interest expense of $3,099,738.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME.   Securities transactions are
recorded on the trade date. Realized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Fund accretes discount on securities purchased using the effective interest method.

TAXES.   It is the Fund's intention to continue to meet the requirements of the
Internal Revenue Code applicable to regulated investment companies and to distribute substantially all

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

of its taxable income and capital gains, if any, to shareholders. Therefore, no federal income tax or excise tax provision is required.

DIVIDENDS.   The Fund declares and pays dividends monthly from net investment income. Net long-term capital gains, if any, in excess of loss carryforwards will be distributed annually. Dividends are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require reclassifications. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes, but not for tax purposes are reported as distributions in excess of net investment income and distributions in excess of net realized capital gains.

DEFERRED ORGANIZATION EXPENSES.   A total of $116,182 was incurred in connection
with the organization of the Fund. These costs have been deferred and are being amortized on a straight-line basis over a period of sixty months from the date the Fund commenced investment operations. As of October 31, 1999, all deferred organization expenses have been fully amortized.

NOTE 3. MANAGEMENT AND ADMINISTRATION FEES AND OTHER TRANSACTIONS

The Fund has an Investment Advisory Agreement with Salomon Brothers Asset Management Inc (the "Adviser"), a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"). The Fund's Adviser is responsible for the day to day management of the Fund's portfolio in accordance with the Fund's investment objectives and policies and for making decisions to buy, sell, or hold particular securities. The agreement with the Adviser was most recently approved by shareholders at an annual meeting held on January 15, 1998. Approval of the agreement was necessary due to the merger of Salomon Inc., which had been the ultimate parent company of the Adviser, with and into SSBH, which occurred on November 28, 1997. The Fund pays the Adviser a monthly fee for its advisory services at an annual rate of .90% of the value of the Fund's average weekly net assets.

The Adviser also serves as Administrator to the Fund and Prudential Mutual Fund Management, Inc. serves as Sub-administrator. The Administrator and Sub-administrator perform certain administrative services necessary for the operation of the Fund. Under the terms of the Administration Agreement, the Fund pays the Administrator a monthly fee at an annual rate of .15% of the value of the Fund's average weekly net assets up to $250 million and .125% of the value of such net assets in excess of $250 million for its services, out of which the Administrator pays the Sub-administrator eighty percent of such fees collected for its services.

At October 31, 1999, the Adviser owned 8,474 shares of the Fund.

Certain officers and/or directors of the Fund are also officers and/or directors of the Adviser.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

The Fund pays each Director not affiliated with the Adviser a fee of $5,000 per year, a fee of $700 for attendance at each in-person meeting, a fee of $100 for participation in each telephonic meeting and reimbursement for travel and out-of-pocket expenses for each board and committee meeting attended.

NOTE 4. PORTFOLIO ACTIVITY AND FEDERAL INCOME TAX STATUS

Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 1999 aggregated $152,723,226 and $163,535,052, respectively.

The federal income tax basis of the Fund's investments at October 31, 1999 was substantially the same as the basis for financial reporting and, accordingly, net unrealized depreciation for federal income tax purposes was $3,665,045 (gross unrealized appreciation -- $10,252,732; gross unrealized depreciation -- $6,587,687).

During the year ended October 31, 1999, permanent book/tax differences of $51,568 arising from foreign currency transactions have been reclassified to undistributed net investment income from accumulated net realized loss on investments. Net investment income, net realized gains (losses) on investments and net assets were not affected by this reclassification.

The Fund has a capital loss carry forward as of October 31, 1999 of 17,450,000 which expires in 2006 and 16,107,000 which expires in 2007. To the extent future capital gains are offset by such capital losses, the Fund does not anticipate distributing such gains to shareholders.

NOTE 5. BANK LOAN

The Fund has outstanding a $60,000,000 loan pursuant to a secured loan agreement with ING Baring (U.S.) Capital Corporation. The current interest rate is 7.17875% and the maturity date is November 22, 1999. The collateral for the loan was valued at $203,308,599 on October 31, 1999 and is being held in a segregated account by the Fund's custodian. The loan was renewed on November 22, 1999 with an interest rate of 8.03375% and a maturity date of May 22, 2000.

The net asset value of the Fund could be negatively affected if the Fund were required to liquidate assets in other than an orderly manner and/or in adverse market conditions to repay any bank loans outstanding.

NOTE 6. LOAN PARTICIPATIONS

The Fund invests in U.S. dollar-denominated fixed and floating rate loans ("Loans") arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("Lenders"). The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the sovereign borrower. The Fund has the right to receive

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. The market value of the Fund's loan participations at October 31, 1999 was $17,922,442.

In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreements relating to the loan, nor any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. The Fund may have difficulty disposing of Participations and Assignments because the market for such instruments is not highly liquid.

NOTE 7. "WHEN AND IF" ISSUED BONDS

"When and if " issued bonds are recorded as investments in the Fund's portfolio and marked-to-market to reflect the current value of the bonds. When the Fund sells a "when and if " issued bond, an unrealized gain or loss is recorded equal to the difference between the selling price and purchase cost of the bond. Settlement of trades (i.e., receipt and delivery) of the "when and if " issued bond is contingent upon the successful issuance of such bond. In the event its sponsor is unable to successfully issue the security, all trades in "when and if " issued bonds become null and void, and, accordingly, the Fund will reverse any gain or loss recorded on such transactions.

NOTE 8. CREDIT AND MARKET RISK

The yields of emerging market debt obligations and high yield corporate debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. At October 31, 1999, the Fund has a concentration of credit risk in sovereign debt of emerging market countries.

Investing in foreign securities may also involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the risks of loss from currency devaluations and other exchange rate fluctuations.

NOTE 9. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

The Fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. Forward contracts involve elements of market

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. As of October 31, 1999, the Fund has an outstanding contract to sell 345,500,000 Japanese Yen for US$ 3,044,053 for a scheduled settlement of November 2, 1999.

Consistent with its objective to seek high current income, the Fund invests in instruments whose values and interest rates may be linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which it is indexed. These securities are generally more volatile in nature and the risk of loss of principal or interest is greater.

NOTE 10. EVENTS SUBSEQUENT TO OCTOBER 31, 1999

Subsequent to October 31, 1999, the Board of Directors of the Fund declared dividends of $.11875 per common share payable November 26 and December 23, 1999 to shareholders of record on November 16 and December 14, 1999, respectively.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

-----------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

Data for a share of common stock outstanding throughout each year:

                                                     YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                     OCTOBER 31,   OCTOBER 31,  OCTOBER 31,  OCTOBER 31,  OCTOBER 31,
                                                       1999          1998         1997         1996         1995
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period...............   $   9.70      $  15.65     $  15.25     $  10.71     $  11.31
                                                      --------      --------     --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..............................       1.74          1.87         1.59         1.99         1.71
Net realized and unrealized gain (loss) on
  investments......................................       2.15         (5.16)         .30         3.98         (.89)
                                                      --------      --------     --------     --------     --------
    Total from investment operations...............       3.89         (3.29)        1.89         5.97          .82
                                                      --------      --------     --------     --------     --------
LESS DIVIDENDS AND DISTRIBUTIONS:
From net investment income.........................      (1.82)        (1.66)       (1.49)       (1.43)       (1.37)
From net realized gains............................         --         (1.00)          --           --       --
In excess of net investment income.................         --            --           --           --         (.05)
                                                      --------      --------     --------     --------     --------
    Total dividends and distributions..............      (1.82)        (2.66)       (1.49)       (1.43)       (1.42)
                                                      --------      --------     --------     --------     --------
Offering costs with respect to issuance of
  shares...........................................         --            --           --           --       --
                                                      --------      --------     --------     --------     --------
Net asset value, end of period.....................   $  11.77      $   9.70     $  15.65     $  15.25     $  10.71
                                                      ========      ========     ========     ========     ========
Market price per share, end of period..............   $11.0625      $ 10.875     $13.8125     $  14.00     $ 11.375
                                                      ========      ========     ========     ========     ========
TOTAL INVESTMENT RETURN(a).........................     20.49%         4.83%        8.93%       37.34%       20.61%
RATIOS TO AVERAGE NET ASSETS:
    Total expenses, including interest expense.....      4.22%         3.48%        3.24%        3.91%        5.04%
    Total expenses, excluding interest expense
      (operating expenses).........................      1.36%         1.32%        1.36%        1.44%        1.42%
    Net investment income..........................     16.06%        13.35%        9.52%       15.25%       16.70%
SUPPLEMENTAL DATA:
    Net assets, end of period (000)................   $150,184      $122,877     $198,140     $193,014     $135,540
    Average net assets (000).......................   $137,389      $177,337     $211,806     $165,059     $129,516
    Portfolio turnover rate........................        80%          122%         175%          97%         101%
    Asset coverage for Loan outstanding............       350%          305%         430%         422%         326%
    Weighted average bank loan (000)...............   $ 60,000      $ 60,000     $ 60,000     $ 60,000     $ 60,000
    Weighted average interest rate on bank loan....      6.45%         6.40%        6.62%        6.80%        7.83%

--------------------------------------------------------------------------------

(a)  Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment return for periods of less than one full year are not annualized.

                See accompanying notes to financial statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Salomon Brothers Worldwide Income Fund Inc

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Salomon Brothers Worldwide Income Fund Inc (the "Fund") at October 31, 1999, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, NY 10036
December 20, 1999

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
SELECTED QUARTERLY FINANCIAL INFORMATION
                                       (unaudited)

SUMMARY OF QUARTERLY RESULTS OF OPERATIONS:

                                                                       NET REALIZED AND
                                                                     CHANGE IN UNREALIZED          NET INCREASE
                                                                       GAINS (LOSSES) ON         (DECREASE) IN NET
                                               NET INVESTMENT           INVESTMENTS AND        ASSETS RESULTING FROM
                                                   INCOME             FOREIGN CURRENCIES            OPERATIONS
                                            ---------------------   -----------------------   -----------------------
                                 TOTAL                     PER                       PER                       PER
      QUARTERLY PERIOD           INCOME       AMOUNT      SHARE        AMOUNT       SHARE        AMOUNT       SHARE
---------------------------------------------------------------------------------------------------------------------
November 1, 1994
 to January 31, 1995.........   6,109,343    4,500,735     .356      (54,531,478)   (4.308)    (50,030,743)   (3.952)
February 1, 1995
 to April 30, 1995...........   6,621,361    5,010,043     .396       31,740,675     2.508      36,750,718     2.904
May 1, 1995
 to July 31, 1995............   7,260,442    5,647,319     .446        9,571,130      .756      15,218,449     1.202
August 1, 1995
 to October 31, 1995.........   8,164,877    6,466,109     .511        1,986,368      .157       8,452,477      .668
November 1, 1995
 to January 31, 1996.........   7,973,433    6,446,891     .509       35,190,168     2.780      41,637,059     3.290
February 1, 1996
 to April 30, 1996...........   7,977,538    6,270,053     .495       (8,530,399)    (.674)     (2,260,346)    (.179)
May 1, 1996
 to July 31, 1996............   7,736,752    6,151,223     .486        4,345,548      .343      10,496,771      .829
August 1, 1996
 to October 31, 1996.........   7,933,368    6,299,516     .498       19,336,837     1.528      25,636,353     2.026
November 1, 1996
 to January 31, 1997.........   7,325,883    5,660,634     .447       19,679,979     1.555      25,340,613     2.002
February 1, 1997
 to April 30, 1997...........   6,653,671    4,990,215     .394       (8,834,602)    (.698)     (3,844,387)    (.304)
May 1, 1997
 to July 31, 1997............   6,531,327    4,820,659     .381       24,275,638     1.918      29,096,297     2.299
August 1, 1997
 to October 31, 1997.........   6,519,795    4,699,606     .371      (31,370,200)   (2.478)    (26,670,594)   (2.107)
November 1, 1997
 to January 31, 1998.........   8,094,991    6,467,875     .511       11,435,981      .904      17,903,856     1.415
February 1, 1998
 to April 30, 1998...........   6,995,227    5,384,420     .425        8,028,896      .635      13,413,316     1.060
May 1, 1998
 to July 31, 1998............   7,207,593    5,598,937     .442      (25,557,878)   (2.019)    (19,958,941)   (1.577)
August 1, 1998
 to October 31, 1998.........   7,548,553    6,220,550     .492      (59,374,787)   (4.680)    (53,154,237)   (4.188)
November 1, 1998
 to January 31, 1999.........   7,463,852    6,159,112     .484        4,274,672      .336      10,433,784       .82
February 1, 1999
 to April 30, 1999...........   7,220,621    5,878,798     .466       24,758,841     1.934      30,637,639      2.40
May 1, 1999
 to July 31, 1999............   6,617,080    4,988,099     .391       (7,538,615)    (.591)     (2,550,516)    (.200)
August 1, 1999
 to October 31, 1999.........   6,556,056    5,034,973     .399        5,920,497      .471      10,955,470      .870


                                   DIVIDENDS AND
                                   DISTRIBUTIONS
                               ----------------------       SHARE PRICE
                                               PER      -------------------
      QUARTERLY PERIOD           AMOUNT       SHARE       HIGH       LOW
-----------------------------  --------------------------------------------
November 1, 1994
 to January 31, 1995.........    4,509,103      .356      11 3/4      9 1/4
February 1, 1995
 to April 30, 1995...........    4,509,103      .356      11 1/8      9 3/8
May 1, 1995
 to July 31, 1995............    4,509,105      .356      11 3/4     10 3/4
August 1, 1995
 to October 31, 1995.........    4,509,105      .356      11 5/8      11
November 1, 1995
 to January 31, 1996.........    4,509,110      .356      13 3/8     11 1/8
February 1, 1996
 to April 30, 1996...........    4,509,109      .356      13 1/2     12 1/8
May 1, 1996
 to July 31, 1996............    4,509,113      .357      13 3/8     12 5/8
August 1, 1996
 to October 31, 1996.........    4,509,111      .356      14 1/4     13 1/4
November 1, 1996
 to January 31, 1997.........    5,268,534      .416      13 7/8     14 7/8
February 1, 1997
 to April 30, 1997...........    4,509,110      .356        14       15 1/4
May 1, 1997
 to July 31, 1997............    4,509,104      .356     16 3/16     14 5/8
August 1, 1997
 to October 31, 1997.........    4,509,104      .356     16 3/16    13 9/16
November 1, 1997
 to January 31, 1998.........   20,093,217     1.589      15 3/4     13 5/8
February 1, 1998
 to April 30, 1998...........    4,509,104      .356    15 11/16   14 11/16
May 1, 1998
 to July 31, 1998............    4,509,112      .356      15 1/4     13 7/8
August 1, 1998
 to October 31, 1998.........    4,511,094      .356      14 1/2      7 1/8
November 1, 1998
 to January 31, 1999.........    9,492,434      .752      12 1/4      9 5/8
February 1, 1999
 to April 30, 1999...........    4,533,053      .356        12      10 3/16
May 1, 1999
 to July 31, 1999............    4,538,585      .356    12 13/16     11 5/8
August 1, 1999
 to October 31, 1999.........    4,545,730      .356    11 15/16     10 3/8

--------------------------------------------------------------------------------

  *  Commencement of investment operations.

                See accompanying notes to financial statements.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
FORM OF AMENDED AND RESTATED TERMS AND CONDITIONS OF
DIVIDEND REINVESTMENT PLAN

Pursuant to certain rules of the Securities and Exchange Commission, the following additional disclosure is provided.

1. Each shareholder initially purchasing shares of common stock ("Shares") of Salomon Brothers Worldwide Income Fund Inc (the "Fund") on or after September 6, 1996 will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment Plan (the "Plan"), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all income dividends and distributions of capital gains in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund's dividend-paying agent (the "Agent"). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of "street name" and register such Shares in the shareholder's name in order to participate, otherwise dividends and distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a "Participant." The Agent will act as Agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

2. Unless the Fund declares a dividend or distribution payable only in the form of cash, the Agent will apply all dividends and distributions in the manner set forth below.

3. If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a "market premium"), the Agent will receive the dividend or distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a "market discount"), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a "Trading Day") preceding the payment date for the dividend or distribution. For purposes herein, "market price" will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

4. Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the dividend or distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided,

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
FORM OF AMENDED AND RESTATED TERMS AND CONDITIONS OF
DIVIDEND REINVESTMENT PLAN   (continued)

however, that such purchases will, in any event, terminate on the Trading Day prior to the "ex-dividend" date next succeeding the dividend or distribution payment date.

5. If (i) the Agent has not invested the full dividend amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4 above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the dividend or distribution.

6. In the event that all or part of a dividend or distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the dividend or distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

7. The open-market purchases provided for above may be made on any securities exchange on which the Shares of the Fund are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant's account. The Agent may commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

8. The Agent will maintain all Participant accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
FORM OF AMENDED AND RESTATED TERMS AND CONDITIONS OF
DIVIDEND REINVESTMENT PLAN   (continued)

noncertificated form in the Participant's name or that of its nominee, and each Participant's proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

9. The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Dividends and distributions on fractional shares will be credited to each Participant's account. In the event of termination of a Participant's account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund's Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

10. Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

11. The Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

12. Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than ten days prior to any dividend or distribution record date; otherwise such termination will be effective on the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be amended or terminated by the Fund as applied to any dividend or capital gains distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the dividend or capital gains distribution. The Plan may be amended or terminated by the Agent, with the Fund's prior written consent, on at least 30 days' written notice to Plan Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

--------------------------------------------------------------------------------
FORM OF AMENDED AND RESTATED TERMS AND CONDITIONS OF
DIVIDEND REINVESTMENT PLAN   (continued)

adjustment for any fraction to be delivered to each Participant without charge. If the Participant elects by notice to the Agent in writing in advance of such termination to have the Agent sell part or all of a Participant's Shares and remit the proceeds to Participant, the Agent is authorized to deduct a $2.50 fee plus brokerage commission for this transaction from the proceeds.

13. Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant's account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Agent, for each Participant's account, all dividends and distributions payable on Shares of the Fund held in each Participant's name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

14. In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners ("Nominee Holders"), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder's name and held for the account of beneficial owners who are to participate in the Plan.

15. The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

16. All correspondence concerning the Plan should be directed to the Agent at 40 Wall Street, 46th Floor, New York, New York 10005.

                     (This page intentionally left blank.)

                     (This page intentionally left blank.)

                     (This page intentionally left blank.)

SALOMON BROTHERS WORLDWIDE INCOME FUND INC

-----------
DIRECTORS

CHARLES F. BARBER

      Consultant; formerly Chairman,
      ASARCO Incorporated

DANIEL P. CRONIN

      Vice President -- General Counsel,
      Pfizer International Inc.

HEATH B. McLENDON

      Managing Director,
      Salomon Smith Barney Inc.
      President and Director, SSB CitiFund
      Management LLC and Travelers
      Investment Advisors, Inc.;
      Chairman, Smith Barney Strategy
      Advisors Inc.

RIORDAN ROETT

      Professor and Director,
      Latin American Studies Program,
      Paul H. Nitze School of
      Advanced International Studies,
      Johns Hopkins University

JESWALD W. SALACUSE

      Henry J. Braker
      Professor of Commercial Law,
      The Fletcher School of Law & Diplomacy, Tufts University

---------
OFFICERS

HEATH B. McLENDON

      Chairman and President

LEWIS E. DAIDONE

      Executive Vice President and Treasurer

THOMAS FLANAGAN

      Executive Vice President

PETER J. WILBY

      Executive Vice President

BETH A. SEMMEL

      Executive Vice President

MAUREEN O'CALLAGHAN

      Executive Vice President

JAMES E. CRAIGE

      Executive Vice President

CHRISTINA T. SYDOR

      Secretary

ANTHONY PACE

      Controller
----------------------
SALOMON BROTHERS
WORLDWIDE INCOME FUND INC

      Seven World Trade Center
      New York, New York 10048
      For information call (toll free)
      1-888-777-0102

INVESTMENT ADVISER AND ADMINISTRATOR

      Salomon Brothers Asset Management Inc
      Seven World Trade Center
      New York, New York 10048

SUB-ADMINISTRATOR

      Prudential Mutual Fund Management, Inc.
      One Seaport Plaza
      New York, New York 10292

CUSTODIAN

      Brown Brothers Harriman & Co.
      40 Water Street
      Boston, MA 02109

TRANSFER AGENT

      American Stock Transfer & Trust Company
      40 Wall Street
      New York, New York 10005

INDEPENDENT ACCOUNTANTS

      PricewaterhouseCoopers LLP
      1177 Avenue of the Americas
      New York, New York 10036

LEGAL COUNSEL

      Simpson Thacher & Bartlett
      425 Lexington Avenue
      New York, New York 10017

NEW YORK STOCK EXCHANGE SYMBOL

      SBW

------------------------------------------------------------------------------
 Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock at market prices.
------------------------------------------------------------------------------

    This report is for stockholder information.
   This is not a prospectus intended for use in the purchase or sale of Fund shares.

--------------------------------------------------------------------------------